EXHIBIT 99.1

NERDWALLET REPORTS FOURTH QUARTER AND FULL YEAR 2021 RESULTS
Fourth Quarter 2021 Revenue of $99.5 million, Up 75% Year-Over-Year

FINANCIAL HIGHLIGHTS
•Revenue of $99.5 million for Q4’21 and $379.6 million for full year 2021
•GAAP net loss of $7.9 million and $0.13 loss per diluted share for Q4’21, and GAAP net loss of $42.5 million and $0.82 loss per diluted share for full year 2021
•Adjusted EBITDA of $13.5 million for Q4’21 and $27.1 million for full year 2021
SAN FRANCISCO, CA - February 24, 2022 - NerdWallet, Inc. (NASDAQ: NRDS), a platform that provides financial guidance to consumers and small and mid-sized businesses (SMBs), today reported financial results for its fourth quarter and full year ended December 31, 2021.
“Last year was one of sustained momentum for NerdWallet. Our business saw several positive signs of recovery following a COVID-19 impacted 2020, and we provided trusted financial guidance to consumers across the U.S., UK and Canada who were faced with a variety of financial decisions,” said Tim Chen, Co-Founder and CEO of NerdWallet. “We achieved strong growth in annual revenue, monthly unique users (MUUs) and registered users, while investing in our trusted brand. We’re looking forward to building on this momentum by finding new ways to engage our users, help more consumers and SMBs, and better serve our financial services partners.”
“We’re excited about our strong Q4 and full year 2021 results,” said Lauren StClair, CFO of NerdWallet. “We delivered 75% year-over-year Q4 revenue growth as we continued to see recovery in both consumer demand and in our partners’ marketing spend. For the full year, our trusted financial guidance and effective marketing investments resulted in 23% growth in average MUUs, and we ended the year with over 10 million registered users. We grew across our three product categories and generated $380 million in annual revenue.”

FOURTH QUARTER 2021 HIGHLIGHTS
•Credit Cards revenue of $34.9 million grew 109% year-over-year as we saw positive signs of recovery following a COVID-19 impacted 2020.
•Loans revenue of $29.6 million was up 46% year-over-year with growth driven by our Personal Loans business, which continued to recover post the COVID-19 impacted 2020, as well as Mortgages, which continued to grow amidst a favorable but increasing rate environment.
•Other Verticals revenue of $35.0 million was up 76% year-over-year driven by strong growth in SMB products, which is inclusive of our acquisition of Fundera that closed in the fourth quarter of 2020.
•We had 18 million average MUUs, which was up 22% year-over-year.

SUMMARY FINANCIAL RESULTS

	Three Months Ended		% Change
(in millions, except per share amounts)	Dec 31, 2021	Dec 31, 2020
Revenue	$99.5	$56.7	75%
Credit cards(1)	34.9	16.7	109%
Loans(2)	29.6	20.2	46%
Other verticals(3)	35.0	19.8	76%

Loss from operations	$(9.4)	$(5.2)	83%
Net loss	$(7.9)	$(3.4)	136%

Net loss per share
Basic	$(0.13)	$(0.07)	86%
Diluted	$(0.13)	$(0.07)	86%

Non-GAAP financial measure(4)
Adjusted EBITDA	$13.5	$2.1	528%

Cash and cash equivalents	$167.8	$83.4	101%
Average monthly unique users(5)	18	15	22%
______________
(1)    Credit cards revenue consists of revenue from consumer credit cards.
(2)    Loans revenue includes revenue from home mortgages, personal loans, student loans and auto loans.
(3)    Other verticals revenue includes revenue from other product sources, including insurance, banking, investing, and SMB products.
(4)    Adjusted EBITDA is a non-GAAP measure. See “Non-GAAP Financial Measure” for more information.
(5)    We define a Monthly Unique User (MUU) as a unique user with at least one session in a given month as determined by unique device identifiers.

QUARTERLY CONFERENCE CALL
A conference call to discuss NerdWallet’s fourth quarter 2021 financial results will be webcast live today, February 24, 2022 at 2:00 PM Pacific Time (PT). The live webcast is open to the public and will be available on NerdWallet’s investor relations website at https://investors.nerdwallet.com. Following completion of the call, a recorded replay of the webcast will be available on NerdWallet’s investor relations website.
SHAREHOLDER LETTER
A shareholder letter providing additional information and analysis can be found at NerdWallet’s investor relations website at https://investors.nerdwallet.com.
ABOUT NERDWALLET
NerdWallet (Nasdaq: NRDS) is on a mission to provide clarity for all of life’s financial decisions. As a personal finance website and app, NerdWallet provides consumers with trustworthy and knowledgeable financial information so they can make smart money moves. From finding the best credit card to buying a house, NerdWallet is there to help consumers make financial decisions with confidence. Consumers have free access to our expert content and comparison shopping marketplaces, plus a data-driven app, which helps them stay on top of their finances and save time and money, giving them the freedom to do more. NerdWallet is available for consumers in the U.S., UK and Canada.
“NerdWallet” is a trademark of NerdWallet, Inc. All rights reserved. Other names and trademarks used herein may be trademarks of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended		% Change	Year Ended		% Change
(in millions, except per share amounts)	Dec 31, 2021	Dec 31, 2020		Dec 31, 2021	Dec 31, 2020
Revenue	$99.5	$56.7	75%	$379.6	$245.3	55%
Costs and Expenses:
Cost of revenue	7.2	5.8	24%	28.5	21.3	34%
Research and development	18.6	13.4	38%	62.2	50.9	22%
Sales and marketing	63.5	35.6	79%	271.3	144.0	88%
General and administrative	11.6	7.9	48%	38.5	28.0	38%
Change in fair value of contingent consideration related to earnouts	8.0	(0.8)	NM	18.1	(0.8)	NM
Total costs and expenses	108.9	61.9	76%	418.6	243.4	72%
Income (Loss) From Operations	(9.4)	(5.2)	83%	(39.0)	1.9	NM
Other income (expense):
Interest income	—	—	0%	—	0.2	(92%)
Interest expense	(0.2)	(0.3)	(22%)	(1.3)	(1.1)	14%
Other gains (losses), net	1.5	(0.1)	NM	2.6	(0.1)	NM
Total other income (expense)	1.3	(0.4)	NM	1.3	(1.0)	NM
Income (loss) before income taxes	(8.1)	(5.6)	47%	(37.7)	0.9	NM
Income tax provision (benefit)	(0.2)	(2.2)	(91%)	4.8	(4.4)	NM
Net Income (Loss)	$(7.9)	$(3.4)	136%	$(42.5)	$5.3	NM

Net Income (Loss) Per Share
Basic	$(0.13)	$(0.07)	86%	$(0.82)	$0.12	NM
Diluted	$(0.13)	$(0.07)	86%	$(0.82)	$0.09	NM

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited

(in millions)
As of December 31,	2021	2020
Assets
Current assets:
Cash and cash equivalents	$167.8	$83.4
Accounts receivable	57.6	37.3
Prepaid expenses and other current assets	17.4	8.7
Total current assets	242.8	129.4
Property, equipment, and software — net	34.9	27.7
Goodwill	43.8	43.8
Intangibles — net	27.6	35.6
Deferred tax asset — noncurrent	—	4.1
Right-of-use assets	13.9	14.0
Other assets	1.1	0.6
Total Assets	$364.1	$255.2
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$3.2	$5.4
Accrued and other current liabilities	32.1	18.6
Contingent consideration — current	30.5	—
Total current liabilities	65.8	24.0
Contingent consideration — noncurrent	24.2	36.5
Debt — noncurrent	—	30.2
Deferred tax liability — noncurrent	1.8	1.5
Other liabilities — noncurrent	14.7	11.5
Total liabilities	106.5	103.7
Commitments and contingencies
Series A redeemable convertible preferred stock	—	68.8
Stockholders’ equity	257.6	82.7
Total Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity	$364.1	$255.2

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited

(in millions)
Year Ended December 31,	2021	2020
Operating Activities:
Net income (loss)	$(42.5)	$5.3
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	27.1	15.1
Impairment of capitalized website and software development costs	0.8	0.2
Non-cash amortization of debt premium	(0.3)	(0.4)
Other (gains) losses, net	(2.6)	0.1
Stock-based compensation	17.9	6.4
Change in fair value of contingent consideration related to earnouts	18.1	(0.8)
Deferred taxes	4.4	(4.6)
Non-cash lease costs	7.9	6.8
Changes in operating assets and liabilities, net of business combinations:
Accounts receivable	(20.2)	1.0
Prepaid expenses and other assets	(9.6)	(4.8)
Accounts payable	(2.2)	3.6
Accrued and other current liabilities	16.6	(5.3)
Operating lease liabilities	(7.3)	(7.1)
Other liabilities	(0.9)	(0.1)
Net cash provided by operating activities	7.2	15.4
Investing Activities:
Capitalized website and software development costs	(20.7)	(17.4)
Purchase of property and equipment	(2.3)	(1.3)
Business combinations, net of cash acquired	—	(36.7)
Net cash used in investing activities	(23.0)	(55.4)
Financing Activities:
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions	140.0	—
Issuance of Class A common stock	—	54.3
Repurchase of Class A common stock	(0.5)	(1.2)
Repurchase of Class F common stock	(12.4)	—
Repurchase of stock options	(1.4)	(0.4)
Repurchase of Series A redeemable convertible preferred stock	(2.1)	—
Tax payments related to net-share settlements on restricted stock units	(1.9)	(0.4)
Proceeds from exercise of stock options	11.0	8.4
Principal repayment of subordinated promissory notes	(28.5)	—
Proceeds from line of credit	—	5.0
Payments on line of credit	—	(10.0)
Payment of offering costs related to initial public offering	(4.0)	—
Net cash provided by financing activities	100.2	55.7
Effect of exchange rate changes on cash and cash equivalents	—	0.1
Net increase in cash and cash equivalents	84.4	15.8
Cash and Cash Equivalents:
Beginning of year	83.4	67.6
End of year	$167.8	$83.4

NON-GAAP FINANCIAL MEASURE
Adjusted EBITDA
We use Adjusted EBITDA in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
We define Adjusted EBITDA as net income (loss) from continuing operations adjusted to exclude depreciation and amortization, interest expense, net, provision (benefit) for income taxes, and further exclude (1) loss (gain) on impairment and on disposal of assets, (2) remeasurement of the embedded derivative in long-term debt, (3) change in fair value of contingent consideration related to earnouts, (4) deferred compensation related to earnouts, (5) stock-based compensation, and (6) acquisition-related costs.
The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount is not driven by core operating results and renders comparisons with prior periods less meaningful.
We believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results and in comparing operating results across periods. Moreover, Adjusted EBITDA is a key measurement used by our management internally to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting. However, the use of this non-GAAP measure has certain limitations because it does not reflect all items of income and expense that affect our operations. Adjusted EBITDA has limitations as a financial measure, should be considered as supplemental in nature, and is not meant as a substitute for the related financial information prepared in accordance with GAAP. These limitations include the following:
•Adjusted EBITDA does not reflect interest income (expense) and other gains (losses), net, which include unrealized and realized gains and losses on foreign currency exchange and the derivative previously embedded in long-term debt, as well as certain nonrecurring gains (losses);
•Adjusted EBITDA excludes certain recurring, non-cash charges, such as depreciation of property and equipment and amortization of intangible assets, and although these are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect all cash requirements for such replacements or for new capital expenditure requirements;
•Adjusted EBITDA excludes stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy; and
•Adjusted EBITDA does not include the impact of impairment of assets previously acquired, acquisition-related transaction expenses, contingent consideration fair value adjustments related to earnouts, and deferred compensation related to earnouts.
In addition, Adjusted EBITDA as we define it may not be comparable to similarly titled measures used by other companies. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income (loss) and our other GAAP results.

We compensate for these limitations by reconciling Adjusted EBITDA to net loss, the most comparable GAAP financial measure. The following table presents a reconciliation of Adjusted EBITDA:

	Three Months Ended		% Change	Year Ended		% Change
(in millions)	Dec 31, 2021	Dec 31, 2020		Dec 31, 2021	Dec 31, 2020
Net income (loss)	$(7.9)	$(3.4)	136%	$(42.5)	$5.3	NM
Depreciation and amortization	7.2	5.4	35%	27.1	15.1	80%
Interest expense, net	0.2	0.3	(22%)	1.3	0.9	42%
Income tax provision (benefit)	(0.2)	(2.2)	(91%)	4.8	(4.4)	NM
Other losses (gains), net	(1.5)	0.1	NM	(2.6)	0.1	NM
Loss on impairment and on disposal of assets	—	—	0%	0.8	0.2	207%
Change in fair value of contingent consideration related to earnouts	8.0	(0.8)	NM	18.1	(0.8)	NM
Deferred compensation related to earnouts	0.6	—	NM	2.1	—	NM
Stock-based compensation	7.1	2.1	235%	17.9	6.4	181%
Acquisition expense	—	0.6	(99%)	0.1	1.6	(91%)
Adjusted EBITDA	$13.5	$2.1	528%	$27.1	$24.4	11%

Net income (loss) margin	(8%)	(6%)		(11%)	2%
Adjusted EBITDA margin[1]	14%	4%		7%	10%
______________
(1)    Represents adjusted EBITDA as a percentage of revenue.

FINANCIAL OUTLOOK
We are providing guidance for the first quarter 2022:
•Revenue is expected in the range of $122 - $125 million, 37% year-over-year growth rate at midpoint
•Adjusted EBITDA is expected in the range of $3 - $6 million.
Brand investments will create variability in our quarterly margins, but we expect year-over-year accretion in our 2022 annual Adjusted EBITDA margin.
NerdWallet has not provided a quantitative reconciliation of forecasted GAAP net income (loss) to forecasted total Adjusted EBITDA within this communication because the company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to: income taxes which are directly impacted by unpredictable fluctuations in the market price of the company’s capital stock; depreciation and amortization expense from new acquisitions; impairments of assets; gains or losses on extinguishment of debt and acquisition-related costs. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, many of which are outside of NerdWallet’s control. For more information regarding the non-GAAP financial measures discussed in this communication, please see “Non-GAAP Financial Measure” above.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements, including, but not limited to, the statements in the section titled “Financial Outlook.” In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. These forward-looking statements include, but are not limited to, statements concerning the following:
•the effect of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and stock price;
•our expectations regarding our future financial performance, including total revenue, costs of revenue, Adjusted EBITDA and MUUs;
•our ability to grow traffic and engagement on our platform;
•our expected returns on marketing investments and brand campaigns;
•our expectations about consumer demand for the products on our platform in 2022;
•our ability to convert users into Registered Users and improve repeat user rates;
•our ability to convert consumers into matches with financial services partners;
•our ability to grow within existing and new verticals, including our ability to expand SMB product marketplaces;
•our ability to expand geographically;
•our ability to build efficient and scalable technical capabilities to deliver personalized guidance and nudge users;
•our ability to maintain and enhance our brand awareness and consumer trust;
•our ability to generate high quality, engaging consumer resources;
•our ability to adapt to the evolving financial interests of consumers;
•our ability to compete with existing and new competitors in existing and new market verticals;
•our ability to maintain the security and availability of our platform;
•our ability to maintain, protect and enhance our intellectual property;
•the sufficiency of our cash, cash equivalents, and investments to meet our liquidity needs; and
•our ability to successfully identify, manage, and integrate any existing and potential acquisitions.
You should not rely on forward-looking statements as predictions or guarantees of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors that may cause actual results or outcomes to be materially different from any future results expressed or implied by these forward-looking statements, including those factors described in the Company’s final prospectus dated November 3, 2021 and filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933 and in other filings we make with the SEC from time to time.
The forward-looking statements made in this press release speak only as of the date hereof. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations:
Jack Nichols
investors@nerdwallet.com

Media Relations:
Keely Spillane
press@nerdwallet.com